UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: November 12, 2004)


                                                               IRS Employer
Commission       Registrant; State of Incorporation;           Identification
File Number      Address; and Telephone Number                 Number
-----------      -----------------------------------           ----------------
1-13739          UNISOURCE ENERGY CORPORATION                  86-0786732
                 (An Arizona Corporation)
                 One South Church Avenue, Suite 100
                 Tucson, AZ 85701
                 (520) 571-4000


1-5924           TUCSON ELECTRIC POWER COMPANY                 86-0062700
                 (An Arizona Corporation)
                 One South Church Avenue, Suite 100
                 Tucson, AZ 85701
                 (520) 571-4000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 8.01 OTHER EVENTS
----------------------

         On November 12, 2004, Tucson Electric Power Co. (TEP), Phelps Dodge Energy Services, LLC and PNM Resources, Inc. (PNMR) each purchased from Duke Energy North America, LLC a one-third interest in a limited liability company which owns the partially constructed natural gas-fired Luna Energy Facility
(Luna). TEP expects that most of the assets of the limited liability company will be transferred to the new owners so that each owner will directly own a one-third interest in the plant. Luna is designed as a 570-MW combined cycle plant in southern New Mexico and is expected to be operational by the summer of 2006. Luna is expected to provide TEP with 190 MW of power to serve its wholesale and retail customers. Public Service Company of New Mexico, an affiliate of PNMR, will oversee the completion of construction of Luna, which is approximately 50 percent complete, and will operate Luna.

         TEP paid $13 million for its one-third interest. TEP expects to spend up to an additional $37 million for its one-third share of the costs to complete construction of Luna and purchase necessary inventory items. TEP anticipates that internal cash flows will fund its share of the costs related to the plant.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                            UNISOURCE ENERGY CORPORATION
                                                    (Registrant)


                                                /s/ Kevin P. Larson
Date: November 18, 2004                  -----------------------------------
                                             Vice President and Principal
                                                  Financial Officer


                                           TUCSON ELECTRIC POWER COMPANY
                                                    (Registrant)


                                                /s/ Kevin P. Larson
Date: November 18, 2004                  -----------------------------------
                                             Vice President and Principal
                                                  Financial Officer



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